Revenue, Accounts Receivable and Provision for Credit Losses	12 Months Ended
Dec. 31, 2021
Revenue, Accounts Receivable and Provision for Credit Losses [Abstract]
Revenue, Accounts Receivable and Provision for Credit Losses
4.     Revenue, Accounts Receivable and Provision for Credit Losses

Revenue and Accounts Receivable

The Company’s tanker vessels have been employed since their acquisition under time and voyage charter contracts, and since June 2021, the Company also charters some of its vessels under pool arrangements (Note 2). Accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).

For 2021, Revenue from continuing operations amounted to $23,606 from spot charters, to $10,282 from time-charters and to $2,603 from pool charters. For 2020, Revenue from continuing operations amounted to $34,742 from spot charters, and to $7,303 from time-charters. For 2019, Revenue from continuing operations amounted to $6,301 and relates exclusively to spot charters.

As of December 31, 2021, the balance of Accounts receivable, net, for the continuing operations amounted to $2,037 for the spot charters (of which $196 relates to contract assets), to $2 for the time-charters and to $1,753 for the pool charters. As of December 31, 2020, the balance of Accounts receivable, net, for the continuing operations amounted to $3,399 for the spot charters (of which $456 relates to contract assets), and to $104 for the time-charters.

For the containers’ fleet (discontinued operations), revenue of 2020 related exclusively to time-charters and are included in Net income / (loss) from discontinued operations in the accompanying consolidated financial statements, while the respective Accounts receivable, net, as of December 31, 2021, and December 31, 2020 are included in Current assets from discontinued operations in the accompanying consolidated balance sheets (Note 3).

For 2021, 2020 and 2019, charterers that accounted for more than 10% of the Company’s revenue, were as follows:

Charterer	2021	2020	2019
A - Continuing operations	26%	20%	-
B - Continuing operations	17%	-	-
C - Continuing operations	-	-	13%
D - Discontinued operations	-	-	31%
E - Discontinued operations	-	-	10%
F - Discontinued operations	-	-	16%
G - Discontinued operations	-	-	11%

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $405 and to $480 as of December 31, 2021 and 2020, respectively.

Credit Losses Provision

The Company, in estimating its expected credit losses, gathers annual historical losses on its freight and demurrage receivables since 2019 when the Company’s tanker vessels firstly operated in the spot market, and makes forward-looking adjustments in the estimated loss ratio, which is re-measured on an annual basis. As of December 31, 2021 and 2020, the balance of the Company’s allowance for estimated credit losses on its outstanding freight and demurrage receivables were $121 and $79, respectively, and is included in Accounts receivable, net of provision for credit losses in the accompanying consolidated balance sheets. For 2021 and 2020, the Provision for credit losses and write offs in the accompanying consolidated statements of operations includes changes in the provision of estimated losses of $42 and $79, respectively, and for 2021 it also includes an amount of $118 representing demurrages write offs. No allowance was recorded on insurance claims as of December 31, 2021 and 2020, as their balances were immaterial. In addition, no allowance was recorded for cash equivalents as the majority of cash balances as of the balance sheet date was on time deposits with highly reputable credit institutions, for which periodic evaluations of the relative credit standing of those financial institutions are performed.